Exhibit 10.1

FIRST AMENDMENT TO

EXHIBIT J TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF PUBLIC STORAGE OP, L.P.

This First Amendment (this “Amendment”) to Exhibit J to the Amended and Restated Agreement of Limited Partnership Agreement (the “Partnership Agreement”) of Public Storage OP, L.P. (the “Partnership”), is made and entered into as of July 21, 2026, by PSOP GP LLC, the sole general partner of the Partnership (the “General Partner”).

RECITALS:

A.

Pursuant to the Partnership Agreement, the Partners set forth their agreement with respect to the Partnership and its affairs. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Partnership Agreement.

B.

Pursuant to Section 4.2 of the Partnership Agreement, the General Partner is authorized to cause the Partnership from time to time to issue additional classes of Preferred Units, with such designations, preferences and rights as shall be determined, subject to applicable Delaware law, by the General Partner in its sole and absolute discretion.

C.

The Partnership is party to the Agreement and Plan of Merger dated as of March 16, 2026 (the “Merger Agreement”), by and among National Storage Affiliates Trust, a Maryland real estate investment trust (the “NSA”), NSA OP, LP, a Delaware limited partnership (the “NSA Partnership”), Public Storage, a Maryland real estate investment trust (“PSA”), the Partnership, Pelican Merger Sub I, LLC, a Maryland limited liability company, and Pelican Merger Sub II, LLC, a Delaware limited liability company.

D.

Pursuant to the Merger Agreement, the Partnership is obligated to issue certain Preferred Units in connection with the closing of the transaction. The General Partner desires to approve the designation of the classes of Preferred Units described below for issuance in accordance with the Merger Agreement and to amend Exhibit J to Partnership Agreement to reflect such designations.

NOW, THEREFORE, the General Partner desires to effect this Amendment as provided herein:

1.	The General Partner hereby approves the following:

a) Exhibit J—” DESIGNATION OF TERMS OF PREFERRED UNITS” is hereby amended to include the following:

“Series T Preferred Partnership Interests” mean an ownership interest in the Partnership evidenced by the Series T Preferred Units, having a preference in payment of distributions or on liquidation as set forth in this Agreement.

“Series T Preferred Units” means the series of Preferred Units established pursuant to this Agreement, representing a fractional, undivided share of the Series T Preferred Partnership Interests of all Partners issued under this Agreement.

“Series T-1 Preferred Partnership Interests” mean an ownership interest in the Partnership evidenced by the Series T-1 Preferred Units, having a preference in payment of distributions or on liquidation as set forth in this Agreement.

“Series T-1 Preferred Units” means the series of Preferred Units established pursuant to this Agreement, representing a fractional, undivided share of the Series T-1 Preferred Partnership Interests of all Partners issued under this Agreement.

“Series U Preferred Partnership Interests” mean an ownership interest in the Partnership evidenced by the Series U Preferred Units, having a preference in payment of distributions or on liquidation as set forth in this Agreement.

“Series U Preferred Units” means the series of Preferred Units established pursuant to this Agreement, representing a fractional, undivided share of the Series U Preferred Partnership Interests of all Partners issued under this Agreement.

b) Exhibit J—Schedule I is hereby amended to include the following:

Series T Preferred Units

Series T-1 Preferred Units

Series U Preferred Units

c) Exhibit J—Schedule II is hereby amended to include the designations set forth on Exhibit A hereto.

2.	Partnership Agreement. Except as set forth herein, the Partnership Agreement, including Exhibit J, shall remain in full force and effect.

3.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Amendment as of the date first written above.

PUBLIC STORAGE OP, L.P.

By: PSOP GP LLC, its General Partner

By:	/s/ Nathaniel A. Vitan
Name:	Nathaniel A. Vitan
Title:	Authorized Signatory

EXHIBIT A

DESIGNATION OF TERMS SERIES T PREFERRED UNITS

Section 1. Definitions. The following definitions, which supplement the definitions set forth in Exhibit J-Designation of Terms of Preferred Units, shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Preferred Unit designation.

“Business Day” shall mean any day other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“Distribution Period” means, as applicable, the Series T Distribution Period or the distribution period set forth in the terms of any other Preferred Unit of the Partnership.

“REIT Common Share” means a common share of beneficial interest, $0.10 par value per share, of Public Storage.

“REIT Series T Preferred Share” means a share of the 6.000% Cumulative Preferred Shares, Series T, $0.01 par value per share, of Public Storage.

“Series T Articles Supplementary” means the articles supplementary of Public Storage setting forth the terms of the REIT Series T Preferred Shares, accepted for record by the State Department of Assessments and Taxation of Maryland (“SDAT”) on July 21, 2026.

“Series T Distribution Period” shall mean the respective periods commencing on and including the first day of January, April, July and October of each year and ending on and including the day preceding the first day of the next succeeding Series T Distribution Period (other than the Series T Distribution Period during which any Series T Preferred Units shall be redeemed pursuant to Section 5 hereof, which shall end on and include the day preceding the redemption date with respect to the Series T Preferred Units being redeemed).

“Series T Preferred Unit Distribution Payment Date” shall mean (i) the last calendar day of each March, June, September and December of each year, commencing on September 30, 2026, and (ii), in the event of a redemption of Series T Preferred Units, the redemption date.

“Series T Priority Return” shall mean an amount equal to 6.000% per annum on the stated value of $25.00 per Series T Preferred Unit (equivalent to the fixed annual amount of $1.50 per Series T Preferred Unit), commencing with the Series T Distribution Period beginning on July 1, 2026. For any Series T Distribution Period greater than or less than a full Series T Distribution Period, the amount of the Series T Priority Return shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 2. Designation and Number. A series of Partnership Units in the Partnership designated as the “6.000% Series T Cumulative Redeemable Preferred Units” (the “Series T Preferred Units”) is hereby established. The number of Series T Preferred Units shall be 10,229,928.

Section 3. Distributions.

(a) Payment of Distributions. Subject to the preferential rights of holders of any class or series of Partnership Interests of the Partnership now or hereafter issued and outstanding, ranking senior to the Series T Preferred Units with respect to the payment of distributions, the holder of the Series T Preferred Units shall be entitled to receive, when, as and if authorized by the General Partner out of funds legally available for payment of distributions, cumulative cash distributions in an amount equal to the Series T Priority Return. Such distributions shall accrue and be cumulative from and including June 30, 2026 or, if later, the most recent Series T Preferred Unit Distribution Payment Date (as defined below) to which distributions have been paid in full, and shall be payable quarterly in arrears, on each Series T Preferred Unit Distribution Payment Date; provided, however, if any Series T Preferred Unit Distribution Payment Date is not a Business Day, then the distribution which would otherwise have been payable on such Series T Preferred Unit Distribution Payment Date may be paid, at the General Partner’s option, on either the immediately preceding Business Day or the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if paid on such Series T Preferred Unit Distribution Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Series T Preferred Unit Distribution Payment Date to such next succeeding Business Day.

(b) Distributions Cumulative. Notwithstanding anything contained herein to the contrary, distributions on the Series T Preferred Units shall accrue whether or not the terms and provisions set forth in Section 3(c) at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized or declared.

(c) Priority as to Distributions.

(i) Except as provided in Sections 3(c)(ii) and 3(e) below, no distributions shall be declared and paid or declared and set apart for payment, and no other distribution of cash or other property may be declared and made, directly or indirectly, on or with respect to any Parity Preferred Unit or Junior Unit as to distributions for any period, nor shall any Junior Units or Parity Preferred Units as to distributions and the distribution of assets upon the Partnership’s liquidation, dissolution or winding up be redeemed, purchased or otherwise acquired for any consideration, nor shall any funds be paid or made available for a sinking fund for the redemption of such units, and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Partnership, unless full cumulative distributions on the Series T Preferred Units for all past Distribution Periods shall have been or contemporaneously are (i) declared and paid or (ii) declared and a sum sufficient for the payment thereof is set apart for such payment.

(ii) Except as provided in Sections 3(e) below, when distributions are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) upon the Series T Preferred Units and any other Parity Preferred Units as to distributions, all distributions declared upon the Series T Preferred Units and such other classes or series of Parity Preferred Units as to the payment of distributions (which, shall not include the redemption or repurchase of units of any such class or series) shall be declared pro rata so that the amount of distributions declared per Series T Preferred Unit and each Parity Preferred Unit of such other class or series shall in all cases bear to each other the same ratio that accrued distributions per Series T Preferred Unit and per Parity Preferred Unit of such other class or series (which shall not include any accrual in respect of unpaid distributions on such other class or series of Parity Preferred Units for prior Distribution Periods if such other class or series of Parity Preferred Unit does not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series T Preferred Units which may be in arrears.

(d) No Further Rights. Public Storage, in its capacity as holder of the Series T Preferred Units, shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions on the Series T Preferred Units as provided herein. Any distribution payment made on the Series T Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series T Preferred Units which remains payable. Accrued but unpaid distributions on the Series T Preferred Units will accrue as of the Series T Preferred Unit Distribution Payment Date on which they first become payable.

(e) Notwithstanding the provisions of Section 3(c) and regardless of whether distributions are paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series T Preferred Units or Parity Preferred Units, as to distributions, for any or all Distribution Periods, the Partnership shall not be prohibited or limited from (i) paying distributions on any Partnership Units in Junior Units as to payment of distributions and the distribution of assets upon the Partnership’s liquidation, dissolution and winding up, (ii) converting or exchanging any Partnership Units for Junior Units as to payment of distributions and the distribution of assets upon the Partnership’s liquidation, dissolution and winding up, (iii) redeeming any Partnership Units in connection with the acquisition of REIT Common Shares pursuant to the provisions of Article VII of the declaration of trust of Public Storage (the “Declaration of Trust”) or any comparable provision of the Declaration of Trust, or otherwise in order to ensure that Public Storage remains qualified as a REIT, (iv) purchasing or exchanging Series T Preferred Units or Parity Preferred Units in connection with the acquisition by Public Storage of any REIT Series T Preferred Shares or other shares ranking on parity with the REIT Series T Preferred Shares as to dividends or the distribution of assets upon Public Storage’s liquidation, dissolution or winding up (“REIT Parity Preferred Shares”) pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding REIT Series T Preferred Shares and REIT Parity Preferred Shares, provided that such redemption or exchange shall comply with the requirements of Section 5 herein or (v) redeeming Series T Preferred Units pursuant to Section 5 below.

Section 4. Liquidation Proceeds.

(a) Distributions. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series T Preferred Units shall be made in accordance with Article 13 of the Partnership Agreement.

(b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.5 of the Partnership Agreement.

(c) No Further Rights. After payment of the full amount of the liquidating distributions to which it is entitled, Public Storage, as holder of the Series T Preferred Units, will have no right or claim to any of the remaining assets of the Partnership.

(d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

Section 5. Redemption. If Public Storage elects to redeem or otherwise repurchase any of the REIT Series T Preferred Shares or REIT Parity Preferred Shares in accordance with the terms of the Series T Articles Supplementary or any articles supplementary governing REIT Parity Preferred Shares, the Partnership shall, on the date set for redemption or repurchase of such REIT Series T Preferred Shares or REIT Parity Preferred Shares, redeem or repurchase an equal number of Series T Preferred Units or Parity Preferred Units held by Public Storage upon the same terms and for the same price per unit as such shares are redeemed or repurchased.

Section 6. Rank. The Series T Preferred Units will, with respect to distribution rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, rank (a) senior to the Common Units, LTIP Units, and all other Partnership Units the terms of which provide that such Partnership Units shall rank junior to the Series T Preferred Units as to distributions and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership; (b) on parity with all Parity Preferred Units; and (c) junior to all Partnership Units the terms of which provide that such Partnership Units shall rank senior to the Series T Preferred Units as to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership. The Series T Preferred Units will also rank junior in right of payment to the Partnership’s existing and future debt obligations.

Section 7. Voting Rights. Public Storage shall not have any voting or consent rights in respect of its partnership interest represented by the Series T Preferred Units.

Section 8. Transfer Restrictions. The Series T Preferred Units shall not be transferable except in accordance with Article XI of the Partnership Agreement.

Section 9. Conversion. In the event of a conversion of REIT Series T Preferred Shares into REIT Common Shares at the option of the holders of REIT Series T Preferred Shares pursuant to the terms of the Series T Articles Supplementary, then, upon such conversion, the Partnership shall convert an equal whole number of Series T Preferred Units into Common Units equal to the number of REIT Common Shares into which such REIT Series T Preferred Shares were converted. In the event of a conversion of REIT Series T Preferred Shares into REIT Common Shares, (a) to the extent Public Storage is required to pay cash in lieu of fractional REIT Common Shares pursuant to the Series T Articles Supplementary in connection with such conversion, the Partnership shall distribute an equal amount of cash to Public Storage; and (b) to the extent Public Storage receives cash proceeds in addition to the REIT Series T Preferred Shares tendered for conversion, Public Storage shall contribute such proceeds to the Partnership.

Section 10. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series T Preferred Units.

DESIGNATION OF TERMS SERIES T-1 PREFERRED UNITS

Section 1. Definitions. The following definitions, which supplement the definitions set forth in Exhibit J-Designation of Terms of Preferred Units, shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Preferred Unit designation.

“Adjustment Factor” means 1.0; provided, however, that in the event that Public Storage (a) splits or subdivides its outstanding REIT Series T Preferred Shares or (b) effects a reverse share split or otherwise combines its outstanding REIT Series T Preferred Shares into a smaller number of REIT Series T Preferred Shares, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction, (i) the numerator of which shall be the number of REIT Series T Preferred Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of REIT Series T Preferred Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination.

“Business Day” shall mean any day other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“Cash Amount” means, with respect to a Tendering Partner, an amount of cash equal to the product of (A) the Value of a REIT Series T Preferred Share and (B) such Tendering Partner’s REIT Series T Preferred Share Amount determined as of the date of receipt by the General Partner of such Tendering Partner’s Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day.

A “Change of Control” is when, after the original issuance of the REIT Series T Preferred Shares, each of the following have occurred and are continuing:

(i) the acquisition by any person, including any syndicate or group deemed to be a“person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of equity shares of Public Storage entitling that person to exercise more than 50% of the total voting power of all equity shares of Public Storage entitled to vote generally in the election of Public Storage’s trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

(ii) following the closing of any transaction referred to in (i) above, neither Public Storage nor the acquiring or surviving entity (or, if in connection with such transaction holders of REIT Common Shares receive Alternative Form Consideration (as defined in the Series T Articles Supplementary) consisting of common equity securities of another entity, such other entity) has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange, Inc. (the “NYSE”), the NYSE American, LLC (the “NYSE AMER”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE AMER or NASDAQ.

“Distribution Period” means, as applicable, the Series T-1 Distribution Period or the distribution period set forth in the terms of any other Preferred Unit of the Partnership.

“Holder Redemption” has the meaning set forth in Section 10(a) hereof.

“Notice of Redemption” means the Notice of Redemption substantially in the form of Exhibit I attached to this Preferred Unit Designation.

“Optional Redemption Right” has the meaning set forth in Section 5(b) hereof.

“Publicly Traded” means listed or admitted to trading on NYSE or any other national securities exchange.

“REIT Series T Preferred Share” means a share of the 6.000% Cumulative Preferred Shares, Series T, $0.01 par value per share, of Public Storage.

“REIT Series T Preferred Share Amount” means a number of REIT Series T Preferred Shares equal to the product of (a) the number of Tendered Units and (b) the Adjustment Factor in effect on the Specified Redemption Date with respect to such Tendered Units; provided, however, that, in the event that Public Storage issues to all holders of REIT Series T Preferred Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling the Public Storage’s shareholders to subscribe for or purchase REIT Series T Preferred Shares, or any other securities or property (collectively, the “Rights”), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date, which Rights will not be distributed before the relevant Specified Redemption Date, then the REIT Series T Preferred Share Amount shall also include such Rights that a holder of that number of REIT Series T Preferred Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Series T Preferred Shares determined by Public Storage in good faith.

“Senior Units” has the meaning set forth in Section 6 herein.

“Series T Articles Supplementary” means the articles supplementary of Public Storage setting forth the terms of the REIT Series T Preferred Shares, accepted for record by the State Department of Assessments and Taxation of Maryland on July 21, 2026.

“Series T-1 Distribution Payment Date” shall mean (i) the last calendar day of each March, June, September and December of each year, commencing on September 30, 2026, and (ii), in the event of a redemption of Series T-1 Preferred Units, the redemption date.

“Series T-1 Distribution Period” shall mean the respective periods commencing on and including the first day of January, April, July and October of each year and ending on and including the day preceding the first day of the next succeeding Series T-1 Distribution Period (other than the Series T-1 Distribution Period during which any Series T-1 Preferred Units shall be redeemed pursuant to Section 5 hereof, which shall end on and include the day preceding the redemption date with respect to the Series T-1 Preferred Units being redeemed).

“Series T-1 Distribution Record Date” shall mean the date designated by the General Partner for the payment of distribution that is same date designated by Public Storage’s board of trustees as the record date for the payment of dividends on the Series T Preferred Shares.

“Series T-1 Priority Return” shall mean an amount equal to 6.000% per annum on the Stated Value per Series T-1 Preferred Unit, commencing with the Series T-1 Distribution Period beginning on July 1, 2026. For any Series T-1 Distribution Period greater than or less than a full Series T-1 Distribution Period, the amount of the Series T-1 Priority Return shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.

“Special Optional Redemption Right” has the meaning set forth in Section 5(b) hereof.

“Specified Redemption Date” means the 10th Business Day following receipt by the General Partner of a Notice of Redemption; provided, that, if the REIT Series T Preferred Shares are not Publicly Traded, the Specified Redemption Date means the 30th Business Day following receipt by the General Partner of a Notice of Redemption.

“Stated Value” means, with respect to each Series T-1 Preferred Unit, $25.00.

“Tendered Units” has the meaning set forth in Section 10 hereof.

“Tendering Partner” has the meaning set forth in Section 10 hereof.

“Third Party Parity Preferred Units” means Parity Preferred Units held by persons other than our General Partner and upon which voting rights similar to those set forth in Section 7 herein have been conferred and are exercisable.

“Value” means, on any date of determination with respect to a REIT Series T Preferred Share, the average of the daily Market Prices (as defined below) for ten consecutive trading days immediately preceding the date of determination; provided, however, that for purposes of Section 10, the “date of determination” shall be the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding REIT Series T Preferred Shares, the Closing Price (as defined below) for such REIT Series T Preferred Shares on such date. The “Closing Price” on any date shall mean the last sale price for such REIT Series T Preferred Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such REIT Series T Preferred Shares, in either case as reported on the principal national securities exchange on which such REIT Series T Preferred Shares are listed or admitted to trading or, if such REIT Series T Preferred Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal other automated quotation system that may then be in use or, if such REIT Series T Preferred Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such REIT Series T Preferred Shares selected by the board of trustees of Public Storage or, in the event that no trading price is available for such REIT Series T Preferred Shares, the fair market value of the REIT Series T Preferred Shares, as determined in good faith by the board of trustees of Public Storage. In the event that the REIT Series T Preferred Shares Amount includes Rights (as defined in the definition of “REIT Series T Preferred Shares Amount”) that a holder of REIT Series T Preferred Shares would be entitled to receive, then the Value of such Rights shall be determined by the board of trustees of Public Storage acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

Section 2. Designation and Number. A series of Preferred Units in the Partnership designated as the “6.000% Series T-1 Cumulative Redeemable Preferred Units” is hereby established. The number of Series T-1 Preferred Units shall be 923,674.

Section 3. Distributions.

(a) Payment of Distributions. Subject to the preferential rights of holders of any class or series of Partnership Interests of the Partnership now or hereafter issued and outstanding, ranking senior to the Series T-1 Preferred Units with respect to the payment of distributions, holders of the Series T-1 Preferred Units shall be entitled to receive, when, as and if authorized by the General Partner out of funds legally available for payment of distributions, cumulative cash distributions in an amount equal to the Series T-1 Priority Return. Such distributions shall accrue and be cumulative from and including June 30, 2026 or, if later, the most recent Series T-1 Distribution Payment Date to which distributions have been paid in full, and shall be payable quarterly in arrears, on each Series T-1 Preferred Unit Distribution Payment Date; provided, however, if any Series T-1 Preferred Unit Distribution Payment Date is not a Business Day, then the distribution which would otherwise have been payable on such Series T-1 Preferred Unit Distribution Payment Date may be paid, at the General Partner’s option, on either the immediately preceding Business Day or the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if paid on such Series T-1 Preferred Unit Distribution Payment Date, and no interest or additional distributions or other sums shall accrue on the amount so payable from such Series T-1 Preferred Unit Distribution Payment Date to such next succeeding Business Day. The amount of any distribution payable on the Series T-1 Preferred Units for any period greater or less than a full Series T-1 Distribution Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable to holders of record as they appear in the records of the General Partner at the close of business on the applicable Series T-1 Distribution Record Date. Notwithstanding any provision to the contrary contained herein, each holder of an outstanding Series T-1 Preferred Unit shall be entitled to receive a distribution with respect to any Series T-1 Distribution Record Date equal to the distribution paid with respect to each other Series T-1 Preferred Unit that is outstanding on such date, and to the extent a holder of outstanding Series T-1 Preferred Units redeems such units before a Series T-1 Distribution Date, such holder will not be entitled to any future distributions on his, her, or its Series T-1 Preferred Units.

(b) Distributions Cumulative. Notwithstanding anything contained herein to the contrary, distributions on the Series T-1 Preferred Units shall accrue whether or not the terms and provisions set forth in Section 3(c) at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized or declared.

(c) Priority as to Distributions.

(i) Except as provided in Sections 3(c)(ii) and 3(e) below, no distributions shall be declared and paid or declared and set apart for payment, and no other distribution of cash or other property may be declared and made, directly or indirectly, on or with respect to any Parity Preferred Unit or Junior Unit as to distributions for any period, nor shall any Junior Units or Parity Preferred Units as to distributions and the distribution of assets upon the Partnership’s liquidation, dissolution or winding up be redeemed, purchased or otherwise acquired for any consideration, nor shall any funds be paid or made available for a sinking fund for the redemption of such units, and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Partnership, unless full cumulative distributions on the Series T-1 Preferred Units for all past Series T-1 Distribution Periods shall have been or contemporaneously are (i) declared and paid or (ii) declared and a sum sufficient for the payment thereof is set apart for such payment.

(ii) Except as provided in Section 3(e) below, when distributions are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) upon the Series T-1 Preferred Units and any other Parity Preferred Units as to distributions, all distributions declared upon the Series T-1 Preferred Units and such other classes or series of Parity Preferred Units as to the payment of distributions shall be declared pro rata so that the amount of distributions declared per Series T-1 Preferred Unit and each Parity Preferred Unit of such other class or series shall in all cases bear to each other the same ratio that accrued distributions per Series T-1 Preferred Unit and per Parity Preferred Unit of such other class or series (which shall not include any accrual in respect of unpaid distributions on such other class or series of Parity Preferred Units for prior Series T-1 Distribution Periods if such other class or series of Parity Preferred Unit does not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series T-1 Preferred Units which may be in arrears.

(d) Holders of the Series T-1 Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions on the Series T-1 Preferred Units as provided herein. Any distribution payment made on the Series T-1 Preferred Units shall first be credited against the earliest accrued but unpaid distributions due with respect to such Series T-1 Preferred Units which remain payable. Accrued but unpaid distributions on the Series T-1 Preferred Units will accrue as of the Series T-1 Preferred Unit Distribution Payment Date on which they first become payable.

(e) Notwithstanding the provisions of Section 3(c) and regardless of whether distributions are paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series T-1 Preferred Units or Parity Preferred Units, as to distributions, for any or all Distribution Periods, the Partnership shall not be prohibited or limited from (i) paying distributions on any Partnership Units in Junior Units as to payment of distributions and the distribution of assets upon the Partnership’s liquidation, dissolution and winding up, (ii) converting or exchanging any Partnership Units for Junior Units as to payment of distributions and the distribution of assets upon the Partnership’s liquidation, dissolution and winding up, (iii) taking necessary action to ensure that Public Storage remains qualified as a REIT, or (iv) redeeming Series T-1 Preferred Units pursuant to Section 5 or Section 10 below.

Section 4. Liquidation Proceeds.

(a) Distributions. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, subject to the preferential rights of holders of any class or series of Partnership Interests of the Partnership now or hereafter issued and outstanding, ranking senior to the Series T-1 Preferred Units with respect to liquidating distributions, and taking into account the rights of holders of any Parity Preferred Units then outstanding, a holder of the Series T-1 Preferred Units shall first be entitled to receive the Stated Value per Series T-1 Preferred Unit, plus any accrued and unpaid Series T-1 Priority Return, and then distributions shall be made in accordance with Article 13 of the Partnership Agreement.

(b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.5 of the Partnership Agreement.

(c) No Further Rights. After payment of the full amount of the liquidating distributions to which it is entitled, a holder of the Series T-1 Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

(d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into or conversion into, any other corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

Section 5. General Partner Redemption.

(a) Optional Redemption.

i. Except as provided in Section 5(b) herein or upon a determination of Public Storage’s board of trustees that such redemption is reasonably necessary to preserve the Public Storage’s status as a REIT, each Series T-1 Preferred Unit shall not be redeemable prior to the date that is ten years after the date of initial issuance of the Series A-1 Preferred Unit of NSA OP, LP for which such Series T-1 Preferred Unit was issued in exchange for pursuant to the Merger Agreement (the “Non-Call Period”).

ii. On and after the Non-Call Period, the General Partner, at its option, upon notice in accordance with Section 5(a)(iv), may redeem the Series T-1 Preferred Units, in whole or in part, at any time or from time to time, for cash at a redemption price equal to the Stated Value per unit, plus, subject to Section 5(a)(v), all accrued and unpaid distributions (whether or not authorized or declared) thereon up to but excluding the date fixed for redemption, without interest, to the extent the General Partner has funds legally available therefor (the “Optional Redemption Right”). If fewer than all of the outstanding Series T-1 Preferred Units are to be redeemed pursuant to this Section 5(a)(ii), the Series T-1 Preferred Units to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional units) or by lot as determined by the General Partner. Holders of Series T-1 Preferred Units to be redeemed shall surrender such Series T-1 Preferred Units at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price equal to the Stated Value per unit and any accrued and unpaid distributions payable upon such redemption following such surrender. If (i) notice of redemption of any Series T-1 Preferred Units has been given, (ii) the funds necessary for such redemption have been set aside by the General Partner for the benefit of the holders of any Series T-1 Preferred Units so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid distributions, then from and after the redemption date, distributions shall cease to accrue on such Series T-1 Preferred Units, such Series T-1 Preferred Units shall no longer be deemed outstanding, and all rights of the holders of such units shall terminate, except the right to receive the redemption price plus any accrued and unpaid distributions payable upon such redemption, without interest. So long as full cumulative distributions on the Series T-1 Preferred Units for all past Series T-1 Distribution Periods shall have been or contemporaneously are (i) declared and paid, or (ii) declared and a sum sufficient for the payment thereof is set apart for payment, nothing herein shall prevent or restrict the General Partner’s right or ability to purchase, from time to time, either at a public or a private sale, all or any part of the Series T-1 Preferred Units at such price or prices as the General Partner may determine, subject to the provisions of applicable law, including the repurchase of Series T-1 Preferred Units in open-market transactions or individual purchases duly authorized by the General Partner.

iii. Except as provided in Section 3(e) above, unless full cumulative distributions on the Series T-1 Preferred Units for all past Series T-1 Distribution Periods shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for payment, no Series T-1 Preferred Units shall be redeemed pursuant to the Optional Redemption Right or Special Optional Redemption Right unless all outstanding Series T-1 Preferred Units are simultaneously redeemed, and the General Partner shall not purchase or otherwise acquire directly or indirectly any Series T-1 Preferred Units or any class or series of units of the General Partner ranking, as to payment of distributions and the distribution of assets upon liquidation, dissolution or winding up of the General Partner, on parity with or junior to the Series T-1 Preferred Units.

iv. Notice of redemption pursuant to the Optional Redemption Right will be mailed by the General Partner, postage prepaid, not fewer than 30 or more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series T-1 Preferred Units to be redeemed at their respective addresses as they appear on the unit transfer records of the General Partner. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series T-1 Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of Series T-1 Preferred Units to be redeemed; (iv) the place or places where the certificates, if any, representing Series T-1 Preferred Units are to be surrendered for payment of the redemption price; (v) procedures for surrendering uncertificated Series T-1 Preferred Units for payment of the redemption price; (vi) that distributions on the Series T-1 Preferred Units to be redeemed will cease to accrue on such redemption date; and (vii) that payment of the redemption price and any accumulated and unpaid distributions will be made upon presentation and surrender of such Series T-1 Preferred Units. If fewer than all of the Series T-1 Preferred Units held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series T-1 Preferred Units held by such holder to be redeemed. Notwithstanding the foregoing, the General Partner is not required to provide such notice in the event Public Storage redeems the Series T-1 Preferred Units in order to maintain the Public Storage’s status as a REIT.

v. If a redemption date falls after a Series T-1 Distribution Record Date and on or prior to the corresponding Series T-1 Distribution Payment Date, each holder of Series T-1 Preferred Units at the close of business on such Series T-1 Distribution Record Date shall be entitled to the distribution payable on such units on the corresponding Series T-1 Distribution Payment Date notwithstanding the redemption of such units on or prior to such Series T-1 Distribution Payment Date, and each holder of Series T-1 Preferred Units that surrenders its units on such redemption date will be entitled to the distributions accruing after the end of the Series T-1 Distribution Period to which such Series T-1 Distribution Payment Date relates up to but excluding the redemption date. Except as provided herein, the General Partner shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series T-1 Preferred Units for which a notice of redemption has been given.

vi. All the Series T-1 Preferred Units redeemed or repurchased pursuant to this Section 5(a), or otherwise acquired in any other manner by the General Partner, shall be restored to the status of authorized but unissued Preferred Units, without designation as to series or class.

(b) Special Optional Redemption.

i. Upon a Change of Control, the General Partner may, upon written notice mailed by the General Partner, postage prepaid, no fewer than 30 nor more than 60 days prior to the redemption date and addressed to the holders of record of the Series T-1 Preferred Units to be redeemed at their respective addresses as they appear on the unit transfer records of the General Partner, redeem the Series T-1 Preferred Units, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at the Stated Value per unit plus, subject to Section 5(b)(iv), accrued and unpaid distributions, if any, to, but not including, the redemption date (“Special Optional Redemption Right”). No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series T-1 Preferred Units except as to the holder to whom notice was defective or not given.

ii. In addition to any information required by law, such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of Series T-1 Preferred Units to be redeemed; (iv) the place or places where the certificates, if any, representing Series T-1 Preferred Units are to be surrendered for payment of the redemption price; (v) procedures for surrendering uncertificated Series T-1 Preferred Units for payment of the redemption price; (vi) that distributions on the Series T-1 Preferred Units to be redeemed will cease to accrue on the redemption date; (vii) that payment of the redemption price and any accumulated and unpaid distributions will be made upon presentation and surrender of such Series T-1 Preferred Units; and (viii) that the Series T-1 Preferred Units are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control. If fewer than all of the Series T-1 Preferred Units held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series T-1 Preferred Units held by such holder to be redeemed. Holders of Series T-1 Preferred Units to be redeemed shall surrender such Series T-1 Preferred Units at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price equal to the Stated Value per unit and any accrued and unpaid distributions payable upon such redemption following such surrender.

If fewer than all of the outstanding Series T-1 Preferred Units are to be redeemed pursuant to the Special Optional Redemption Right, the Series T-1 Preferred Units to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional units) or by lot as determined by the General Partner.

iii. If (i) the General Partner has given a notice of redemption pursuant to the Special Optional Redemption Right, (ii) the funds necessary for such redemption have been set aside by the General Partner for the benefit of the holders of the Series T-1 Preferred Units so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid distributions, then from and after the redemption date, distributions shall cease to accrue on such Series T-1 Preferred Units, such Series T-1 Preferred Units shall no longer be deemed outstanding, and all rights of the holders of such units shall terminate, except the right to receive the redemption price plus any accrued and unpaid distributions payable upon such redemption, without interest. So long as full cumulative distributions on the Series T-1 Preferred Units for all past Series T-1 Distribution Periods shall have been or contemporaneously are (i) declared and paid or (ii) declared and a sum sufficient for the payment thereof is set apart for payment, nothing herein shall prevent or restrict Public Storage’s or the General Partner’s right or ability to purchase, from time to time, either at a public or a private sale, all or any part of the Series T-1 Preferred Units at such price or prices as Public Storage or the General Partner, as applicable, may determine, subject to the provisions of applicable law, including the repurchase of Series T-1 Preferred Units in open-market transactions or individual purchases.

iv. If a redemption date falls after a Series T-1 Distribution Record Date and on or prior to the corresponding Series T-1 Distribution Payment Date, each holder of Series T-1 Preferred Units at the close of business of such Series T-1 Distribution Record Date shall be entitled to the distribution payable on such units on the corresponding Series T-1 Distribution Payment Date notwithstanding the redemption of such units on or prior to such Series T-1 Distribution Payment Date, and each holder of Series T-1 Preferred Units that surrenders its units on such redemption date will be entitled to the distributions accruing after the end of the Series T-1 Distribution Period to which such Series T-1 Distribution Payment Date relates up to but excluding the redemption date. Except as provided herein, the General Partner shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series T-1 Preferred Units for which a notice of redemption has been given.

Section 6. Rank. The Series T-1 Preferred Units will, with respect to distribution rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, rank (a) senior to the Common Units, LTIP Units, and all other Partnership Units, the terms of which provide that such Partnership Units shall rank junior to the Series T-1 Preferred Units as to distributions and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership; (b) on parity with all Parity Preferred Units, including Third Party Parity Preferred Units; and (c) junior to all Partnership Units, the terms of which provide that such Partnership Units shall rank senior to the Series T-1 Preferred Units as to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership (“Senior Units”). The Series T-1 Preferred Units will also rank junior in right of payment to the Partnership’s existing and future debt obligations.

Section 7. Voting Rights. Holders of Series T-1 Preferred Units shall not have any voting or consent rights in respect of their partnership interests represented by the Series T-1 Preferred Units, except that the affirmative vote of a majority in interest of the holders of Series T-1 Preferred Units, voting together as a single class, voting together as a single class with the holders of Third Party Parity Preferred Units (if any are issued and outstanding), will be required for any amendments to the terms of the Series T-1 Preferred Units and the Third Party Parity Preferred Units (if any) that materially and adversely affect the rights, preferences, privileges or voting powers of the Series T-1 Preferred Units and the Third Party Parity Preferred Units similarly. Notwithstanding the foregoing, the General Partner is entitled to issue additional securities in the Partnership, including but not limited to Junior Units, Parity Preferred Units and Senior Units and exercise its redemption rights, in its sole and absolute discretion, without the approval or vote of any Series T-1 Preferred Unit or Third Party Parity Preferred Unit.

Section 8. Transfer Restrictions. The Series T-1 Preferred Units shall not be transferable except in accordance with Article XI of the Partnership Agreement.

Section 9. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series T-1 Preferred Units.

Section 10. Holder Redemption.

(a) Each holder of Series T-1 Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any other such agreement between such holder and the Partnership, as applicable) to require the Partnership to redeem (a “Holder Redemption”) all or a portion of the Series T-1 Preferred Units held by such Partner (such Series T-1 Preferred Units being hereafter referred to as “Tendered Units”) in exchange for a cash amount per Series T-1 Preferred Unit equal to the Cash Amount unless the terms of such Series T-1 Preferred Units or a separate agreement entered into between the Partnership and the holder of such Series T-1 Preferred Units provides that such Series T-1 Preferred Units are not entitled to a right of Holder Redemption. The Tendering Partner (as defined below) shall have no right, with respect to any Series T-1 Preferred Units so redeemed, to receive any distributions paid on or after the date of delivery of the Cash Amount or the REIT Series T Preferred Shares, as the case may be. Any Holder Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the holder of Series T-1 Preferred Units who is exercising the redemption right (the “Tendering Partner”). The Cash Amount shall be payable to the Tendering Partner on the Specified Redemption Date.

(b) Notwithstanding Section 10(a) above, if a holder of Series T-1 Preferred Units has delivered to the General Partner a Series T-1 Notice of Redemption, then Public Storage may, in its sole and absolute discretion, (subject to the limitations on ownership and transfer of REIT Series T Preferred Shares set forth in its Declaration of Trust) elect to assume and satisfy the Partnership’s Holder Redemption obligation and acquire some or all of the Tendered Series T-1 Units from the Tendering Series T-1 Partner in exchange for the delivery by Public Storage to the Tendering Series T-1 Partner of the REIT Series T Preferred Share Amount (as of the Specified Redemption Date) and, if Public Storage so elects, the Tendering Series T-1 Partner shall sell the Tendered Series T-1 Units to Public Storage in exchange for the REIT Series T Preferred Share Amount. In such event, the Tendering Series T1 Partner shall have no right to cause the Partnership to redeem such Tendered Series T-1 Units.

Public Storage shall give such Tendering Series T-1 Partner written notice of its election on or before the close of business on the fifth Business Day after the General Partner’s receipt of the Series T-1 Notice of Redemption, and the Tendering Series T-1 Partner may elect to withdraw its redemption request at any time prior to the acceptance of the Cash Amount or REIT Series T Preferred Share Amount by such Tendering Series T-1 Partner. Assuming Public Storage exercises its option to deliver REIT Series T Preferred Shares, Public Storage shall retain the Tendered Series T-1 Units. Holders of Series T-1 Preferred Units will not be permitted to be a record holder of both Series T Preferred Shares and Series T-1 Preferred Units on the same record date.

(c) The REIT Series T Preferred Share Amount, if applicable, shall be delivered as duly authorized, validly issued, fully paid and nonassessable REIT Series T Preferred Shares and, if applicable, free of any pledge, lien, encumbrance or transfer restriction, other than those provided in the Public Storage’s Declaration of Trust, the Securities Act, relevant state securities or blue sky laws and any applicable registration rights agreement or lock-up agreement with respect to such REIT Series T Preferred Shares entered into by the Tendering Series T-1 Partner. In addition, the REIT Series T Preferred Shares for which the Partnership Units might be exchanged shall also bear a legend which generally provides the following (or such other legend that may be specified in the Public Storage’s Declaration of Trust):

THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL OWNERSHIP AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE, AMONG OTHERS, OF THE MAINTENANCE BY PUBLIC STORAGE (THE “TRUST”) OF ITS QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE TRUST’S DECLARATION OF TRUST, (I) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN COMMON SHARES IN EXCESS OF 3.0 PERCENT (IN VALUE OR NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON SHARES UNLESS SUCH PERSON IS EXEMPT FROM SUCH LIMITATION OR IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (II) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN PREFERRED SHARES OF ANY CLASS OR SERIES IN EXCESS OF 9.9 PERCENT (IN VALUE OR NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING PREFERRED SHARES OF SUCH CLASS OR SERIES, UNLESS SUCH PERSON IS EXEMPT FROM SUCH LIMITATION OR IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (III) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN EQUITY SHARES IN EXCESS OF 9.9 PERCENT (IN VALUE OR NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE TOTAL OUTSTANDING EQUITY SHARES, UNLESS SUCH PERSON IS EXEMPT FROM SUCH LIMITATION OR IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (IV) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN EQUITY SHARES THAT WOULD RESULT IN THE TRUST BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE (WITHOUT REGARD TO WHETHER THE OWNERSHIP INTEREST IS HELD DURING THE LAST HALF OF A TAXABLE YEAR) OR OTHERWISE CAUSE THE TRUST TO FAIL TO QUALIFY AS A REIT; AND (V) ANY TRANSFER OF EQUITY SHARES THAT, IF EFFECTIVE, WOULD RESULT IN THE EQUITY SHARES BEING BENEFICIALLY OWNED BY LESS THAN 100

PERSONS (AS DETERMINED UNDER THE PRINCIPLES OF SECTION 856(A)(5) OF THE CODE) SHALL BE VOID AB INITIO, AND THE INTENDED TRANSFEREE SHALL ACQUIRE NO RIGHTS IN SUCH EQUITY SHARES. ANY PERSON WHO BENEFICIALLY OWNS OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN EQUITY SHARES WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN EQUITY SHARES IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE TRUST OR, IN THE CASE OF SUCH A PROPOSED OR ATTEMPTED TRANSACTION, GIVE AT LEAST 15 DAYS PRIOR WRITTEN NOTICE. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP AS SET FORTH IN (I), (II), (III) OR (IV) ABOVE ARE VIOLATED, THE EQUITY SHARES IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS WILL BE TRANSFERRED AUTOMATICALLY TO A TRUSTEE OF A CHARITABLE TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE TRUST’S DECLARATION OF TRUST, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF EQUITY SHARES ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE.

(d) Each Tendering Series T-1 Partner covenants and agrees with the General Partner that all Tendered Series T-1 Units shall be delivered to the General Partner or Public Storage, as applicable, free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Series T-1 Units, the General Partner or Public Storage, as applicable, shall be under no obligation to acquire the same. Each Tendering Series T-1 Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Series T-1 Units to the General Partner or Public Storage (or its designee), such Tendering Series T-1 Partner shall assume and pay such transfer tax.

(e) Notwithstanding any other provision of this Agreement, a holder of Series T-1 Preferred Units (i) shall not be entitled to effect a Holder Redemption, whether for cash or an exchange for REIT Series T Preferred Shares to the extent Public Storage would not be able to deliver REIT Series T Preferred Shares to satisfy such Holder Redemption because the receipt and ownership of REIT Series T Preferred Shares pursuant to such exchange by such Partner on the Specified Redemption Date could cause such Partner or any other Person to violate the Ownership Limit set forth in the Public Storage’s Declaration of Trust and (ii) shall have no rights under this Agreement to acquire REIT Series T Preferred Shares which would otherwise be prohibited under the Public Storage’s Declaration of Trust. To the extent any attempted Holder Redemption or exchange for REIT Series T Preferred Shares would be in violation of this Section 10(e), it shall be null and void ab initio and such holder of Series T-1 Preferred Units shall not acquire any rights or economic interest in the cash otherwise payable upon such Holder Redemption or the REIT Series T Preferred Shares otherwise issuable upon such exchange.

Section 11. Piggyback Redemption Right

(a) If Public Storage elects to redeem or otherwise repurchase all, but not less than all, of its outstanding REIT Series T Preferred Shares and parity preferred shares, if any, but not the Partnership’s outstanding Series T-1 Preferred Units, the Partnership shall provide written notice of such election to the holders of the Series T-1 Preferred Units on the same date that Public Storage provides notice of redemption to the holders of the REIT Series T Preferred Shares and parity preferred shares, if any (the “Piggyback Redemption Notice”).

(b) The Piggyback Redemption Notice will offer holders of the Series T-1 Preferred Units the right (the “Piggyback Redemption Right”) to have such units redeemed by the Partnership for cash at a redemption price equal to the Stated Value per Series T-1 Preferred Unit, plus all accrued and unpaid distributions thereon (whether or not authorized or declared) up to but excluding the date fixed for redemption (other than any distribution with a record date before the applicable redemption date and a payment date after the applicable redemption date, which will be paid on the payment date notwithstanding prior redemption of such units), without interest, to the extent the Partnership has funds legally available for that purpose.

(c) In addition to any information required by law, the Piggyback Redemption Notice will state: (i) the redemption date: (ii) the redemption price: (iii) the procedures for surrendering Series T-1 Preferred Units for payment of the redemption price: (iv) that distributions on the Series T-1 Preferred Units to be redeemed will cease to accrue on such redemption date: (v) that payment of the redemption price and any accumulated and unpaid distributions will be made upon presentation and surrender of such Series T-1 Preferred Units: and (vi) that, in order to exercise the Piggyback Redemption Right, each holder of Series T-1 Preferred Units must return a fully completed and executed notice of election (the form of which will be provided in the Piggyback Redemption Notice) (the “Piggyback Election Form”) by the election deadline set forth in the Piggyback Election Form (which election deadline will generally be set 15 days after the date of the Piggyback Redemption Notice).

(d) The Partnership will send the Piggyback Redemption Notice to the address of each holder of Series T-1 Preferred Units shown on the Partnership’s books and records. A failure by the Partnership to give notice or any defect in the notice or in its mailing will not affect the validity of the redemption of any Series T-1 Preferred Units except as to the holder to whom notice was defective or not given. The Partnership, in its sole and absolute discretion, will deem a failure by a holder to return a duly completed Piggyback Election Form by the election deadline as an election not to exercise the Piggyback Redemption Right.

Exhibit I

Notice of Redemption

To:	Public Storage

2811 Internet Boulevard

Frisco, Texas 75034

The undersigned Limited Partner hereby tenders for Redemption __________________ Series T-1 Preferred Units in Public Storage OP, L.P. in accordance with the terms of the Partnership Unit Designation of Series T-1 Preferred Units of Public Storage OP, L.P., as amended from time to time (the “Partnership Unit Designation”), and the Holder Redemption rights referred to therein. The undersigned Limited Partner:

(a) undertakes (i) to surrender such Preferred Units and any certificate therefor at the closing of the Holder Redemption and (ii) to furnish to the General Partner, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 10(a) of the Partnership Unit Designation;

(b) directs that the certified check representing the Cash Amount, or the REIT Series T Preferred Share Amount, as applicable, deliverable upon the closing of such Holder Redemption be delivered to the address specified below;

(c) represents, warrants, certifies and agrees that:

(i) the undersigned is a Limited Partner,

(ii) the undersigned Limited Partner has, and at the closing of the Holder Redemption will have, good, marketable and unencumbered title to such Series T-1 Preferred Units, free and clear of the rights or interests of any other person or entity,

(iii) the undersigned Limited Partner has, and at the closing of the Holder Redemption will have, the full right, power and authority to tender and surrender such Series T-1 Preferred Units as provided herein, and

(iv) the undersigned Limited Partner has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

(d) acknowledges that the undersigned Limited Partner will continue to own such Series T-1 Preferred Units until and unless either (1) such Series T-1 Preferred Units are acquired by Public Storage pursuant to Section 10(b) of the Partnership Unit Designation or (2) such redemption transaction closes.

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Partnership Unit Designation.

Dated:________________

Name of Limited Partner
(Exact Name as Registered with the Partnership):

(Signature of Limited Partner)

(Street Address)

(City) (State) (Zip)

State of      )

County of     ) ss.:

On __________, 20__ before me, a Notary Public, personally appeared ___________________ known to me or proved to me on the basis of satisfactory evidence to be the individual or individuals described in and who executed the foregoing instrument, and acknowledged to me that said individual or individuals executed the same in his/her capacity, and that by his/her signatures on the instrument, the individual or individuals, or the persons on behalf of the individual or individuals acted, executed the instrument.

Issue Check Payable/REIT Series T Preferred Shares to:

Name:

Social security or identifying number:

DESIGNATION OF TERMS SERIES U PREFERRED UNITS

Section 1. Definitions. The following definitions, which supplement the definitions set forth in Exhibit J-Designation of Terms of Preferred Units, shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Preferred Unit designation.

“Business Day” shall mean any day other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“Distribution Period” means, as applicable, the Series U Distribution Period or the distribution period set forth in the terms of any other Preferred Unit of the Partnership.

“REIT Common Share” means a common share of beneficial interest, $0.10 par value per share, of Public Storage.

“REIT Series U Preferred Share” means a share of the 6.000% Cumulative Preferred Shares, Series U, $0.01 par value per share, of Public Storage.

“Series U Articles Supplementary” means the articles supplementary of Public Storage setting forth the terms of the REIT Series U Preferred Shares, accepted for record by the State Department of Assessments and Taxation of Maryland (“SDAT”) on July 21, 2026.

“Series U Distribution Period” shall mean the respective periods commencing on and including the first day of January, April, July and October of each year and ending on and including the day preceding the first day of the next succeeding Series U Distribution Period (other than the Series U Distribution Period during which any Series U Preferred Units shall be redeemed pursuant to Section 5 hereof, which shall end on and include the day preceding the redemption date with respect to the Series U Preferred Units being redeemed).

“Series U Preferred Unit Distribution Payment Date” shall mean (i) the last calendar day of each March, June, September and December of each year, commencing on September 30, 2026, and (ii), in the event of a redemption of Series U Preferred Units, the redemption date.

“Series U Priority Return” shall mean an amount equal to 6.000% per annum on the stated value of $25.00 per Series U Preferred Unit (equivalent to the fixed annual amount of $1.50 per Series U Preferred Unit), commencing with the Series U Distribution Period beginning on July 1, 2026. For any Series U Distribution Period greater than or less than a full Series U Distribution Period, the amount of the Series U Priority Return shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 2. Designation and Number. A series of Partnership Units in the Partnership designated as the “6.000% Series U Cumulative Redeemable Preferred Units” (the “Series U Preferred Units”) is hereby established. The number of Series U Preferred Units shall be 5,668,128.

Section 3. Distributions.

(a) Payment of Distributions. Subject to the preferential rights of holders of any class or series of Partnership Interests of the Partnership now or hereafter issued and outstanding, ranking senior to the Series U Preferred Units with respect to the payment of distributions, the holder of the Series U Preferred Units shall be entitled to receive, when, as and if authorized by the General Partner out of funds legally available for payment of distributions, cumulative cash distributions in an amount equal to the Series U Priority Return. Such distributions shall accrue and be cumulative from and including June 30, 2026 or, if later, the most recent Series U Preferred Unit Distribution Payment Date (as defined below) to which distributions have been paid in full, and shall be payable quarterly in arrears, on each Series U Preferred Unit Distribution Payment Date; provided, however, if any Series U Preferred Unit Distribution Payment Date is not a Business Day, then the distribution which would otherwise have been payable on such Series U Preferred Unit Distribution Payment Date may be paid, at the General Partner’s option, on either the immediately preceding Business Day or the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if paid on such Series U Preferred Unit Distribution Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Series U Preferred Unit Distribution Payment Date to such next succeeding Business Day.

(b) Distributions Cumulative. Notwithstanding anything contained herein to the contrary, distributions on the Series U Preferred Units shall accrue whether or not the terms and provisions set forth in Section 3(c) at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized or declared.

(c) Priority as to Distributions.

(i) Except as provided in Sections 3(c)(ii) and 3(e) below, no distributions shall be declared and paid or declared and set apart for payment, and no other distribution of cash or other property may be declared and made, directly or indirectly, on or with respect to any Parity Preferred Unit or Junior Unit as to distributions for any period, nor shall any Junior Units or Parity Preferred Units as to distributions and the distribution of assets upon the Partnership’s liquidation, dissolution or winding up be redeemed, purchased or otherwise acquired for any consideration, nor shall any funds be paid or made available for a sinking fund for the redemption of such units, and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Partnership, unless full cumulative distributions on the Series U Preferred Units for all past Distribution Periods shall have been or contemporaneously are (i) declared and paid or (ii) declared and a sum sufficient for the payment thereof is set apart for such payment.

(ii) Except as provided in Sections 3(e) below, when distributions are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) upon the Series U Preferred Units and any other Parity Preferred Units as to distributions, all distributions declared upon the Series U Preferred Units and such other classes or series of Parity Preferred Units as to the payment of distributions (which, shall not include the redemption or repurchase of units of any such class or series) shall be declared pro rata so that the amount of distributions declared per Series U Preferred Unit and each Parity Preferred Unit of such other class or series shall in all cases bear to each other the same ratio that accrued distributions per Series U Preferred Unit and per Parity Preferred Unit of such other class or series (which shall not include any accrual in respect of unpaid distributions on such other class or series of Parity Preferred Units for prior Distribution Periods if such other class or series of Parity Preferred Unit does not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series U Preferred Units which may be in arrears.

(d) No Further Rights. Public Storage, in its capacity as holder of the Series U Preferred Units, shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions on the Series U Preferred Units as provided herein. Any distribution payment made on the Series U Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series U Preferred Units which remains payable. Accrued but unpaid distributions on the Series U Preferred Units will accrue as of the Series U Preferred Unit Distribution Payment Date on which they first become payable.

(e) Notwithstanding the provisions of Section 3(c) and regardless of whether distributions are paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series U Preferred Units or Parity Preferred Units, as to distributions, for any or all Distribution Periods, the Partnership shall not be prohibited or limited from (i) paying distributions on any Partnership Units in Junior Units as to payment of distributions and the distribution of assets upon the Partnership’s liquidation, dissolution and winding up, (ii) converting or exchanging any Partnership Units for Junior Units as to payment of distributions and the distribution of assets upon the Partnership’s liquidation, dissolution and winding up, (iii) redeeming any Partnership Units in connection with the acquisition of REIT Common Shares pursuant to the provisions of Article VII of the declaration of trust of Public Storage (the “Declaration of Trust”) or any comparable provision of the Declaration of Trust, or otherwise in order to ensure that Public Storage remains qualified as a REIT, (iv) purchasing or exchanging Series U Preferred Units or Parity Preferred Units in connection with the acquisition by Public Storage of any REIT Series U Preferred Shares or other shares ranking on parity with the REIT Series U Preferred Shares as to dividends or the distribution of assets upon Public Storage’s liquidation, dissolution or winding up (“REIT Parity Preferred Shares”) pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding REIT Series U Preferred Shares and REIT Parity Preferred Shares, provided that such redemption or exchange shall comply with the requirements of Section 5 herein or (v) redeeming Series U Preferred Units pursuant to Section 5 below.

Section 4. Liquidation Proceeds.

(a) Distributions. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series U Preferred Units shall be made in accordance with Article 13 of the Partnership Agreement.

(b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.5 of the Partnership Agreement.

(c) No Further Rights. After payment of the full amount of the liquidating distributions to which it is entitled, Public Storage, as holder of the Series U Preferred Units, will have no right or claim to any of the remaining assets of the Partnership.

(d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

Section 5. Redemption. If Public Storage elects to redeem or otherwise repurchase any of the REIT Series U Preferred Shares or REIT Parity Preferred Shares in accordance with the terms of the Series U Articles Supplementary or any articles supplementary governing REIT Parity Preferred Shares, the Partnership shall, on the date set for redemption or repurchase of such REIT Series U Preferred Shares or REIT Parity Preferred Shares, redeem or repurchase an equal number of Series U Preferred Units or Parity Preferred Units held by Public Storage upon the same terms and for the same price per unit as such shares are redeemed or repurchased.

Section 6. Rank. The Series U Preferred Units will, with respect to distribution rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, rank (a) senior to the Common Units, LTIP Units, and all other Partnership Units the terms of which provide that such Partnership Units shall rank junior to the Series U Preferred Units as to distributions and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership; (b) on parity with all Parity Preferred Units; and (c) junior to all Partnership Units the terms of which provide that such Partnership Units shall rank senior to the Series U Preferred Units as to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership. The Series U Preferred Units will also rank junior in right of payment to the Partnership’s existing and future debt obligations.

Section 7. Voting Rights. Public Storage shall not have any voting or consent rights in respect of its partnership interest represented by the Series U Preferred Units.

Section 8. Transfer Restrictions. The Series U Preferred Units shall not be transferable except in accordance with Article XI of the Partnership Agreement.

Section 9. Conversion. In the event of a conversion of REIT Series U Preferred Shares into REIT Common Shares at the option of the holders of REIT Series U Preferred Shares pursuant to the terms of the Series U Articles Supplementary, then, upon such conversion, the Partnership shall convert an equal whole number of Series U Preferred Units into Common Units equal to the number of REIT Common Shares into which such REIT Series U Preferred Shares were converted. In the event of a conversion of REIT Series U Preferred Shares into REIT Common Shares, (a) to the extent Public Storage is required to pay cash in lieu of fractional REIT Common Shares pursuant to the Series U Articles Supplementary in connection with such conversion, the Partnership shall distribute an equal amount of cash to Public Storage; and (b) to the extent Public Storage receives cash proceeds in addition to the REIT Series U Preferred Shares tendered for conversion, Public Storage shall contribute such proceeds to the Partnership.

Section 10. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series U Preferred Units.